SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
DECEMBER 10, 2002

AAMES CAPITAL ACCEPTANCE CORP.
ON BEHALF OF
AAMES MORTGAGE TRUST 2002-2

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-54184	95-4619902
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

350 SOUTH GRAND AVENUE, 43RD FLOOR LOS
ANGELES, CALIFORNIA	(213) 210-5000	90071
(Address of principal executive offices)	Registrant’s telephone number, including area code	(ZIP Code)

N/A

(Former name or former address, if changed since last report)

Item 6.

Other Events

This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of McKee Nelson LLP, counsel to the Registrant, in connection with the proposed offering of the Aames Mortgage Trust 2002-2, Mortgage Pass-Through Certificates, Series 2002-2.

Item 7.

Financial Statements: Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits.

5.1

Opinion of McKee Nelson LLP regarding the legality of Certificates

5.2

Opinion of McKee Nelson LLP regarding the legality of Bonds

8.1

Opinion of McKee Nelson LLP regarding tax matters

23.1

Consent of McKee Nelson LLP (included in Exhibits 5.1, 5.2 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES CAPITAL ACCEPTANCE CORP.

By

/s/ Patrick D. Grosso
Name:   Patrick D. Grosso
Title:     Assistant Secretary

Dated: December 6, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
5.1	Opinion of McKee Nelson LLP regarding the legality of Certificates
5.2	Opinion of McKee Nelson LLP regarding the legality of Bonds
8.1	Opinion of McKee Nelson LLP regarding tax matters
23.1	Consent of McKee Nelson LLP (included in Exhibits 5.1, 5.2 and 8.1)

EXHIBIT 5.1

MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK  10036
PHONE 917-777-4200
FAX 917-777-4299

December 6, 2002

Aames Capital Corporation
Aames Capital Acceptance Corp.
350 South Grand Avenue
Los Angeles, California  90071

Re:

Aames Capital Corporation and Aames Capital Acceptance Corp.
Registration Statement on Form S-3 (File No. 333-54184)

Ladies and Gentlemen:

We have acted as counsel to Aames Capital Corporation, a California corporation (“ACC”), and Aames Capital Acceptance Corp., a Delaware corporation (“ACAC”), in connection with the authorization and proposed issuance from time to time after the date hereof in one or more series (each, a “Series”) of up to $2,003,994,800 aggregate principal amount of asset-backed certificates (the “Certificates”), of which $1,118,994,800 remains available as of the date hereof, to be offered pursuant to a registration statement on Form S-3 (File No. 333-54184) (such registration statement, the “Registration Statement”) relating to the Certificates.  The Registration Statement has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder.  As set forth in the Registration Statement, each Series of Certificates will be issued under and pursuant to the conditions of a separate pooling and servicing agreement (each, a “Pooling and Servicing Agreement”) among either ACC or ACAC, as applicable, as transferor (the “Transferor” for such Series), ACC or such other entity identified in the applicable prospectus supplement, as servicer (in such capacity, the “Servicer”), and a trustee to be identified in the prospectus supplement for each Series of Certificates (the “Trustee”) for such Series).

We have examined originals or copies, certified or otherwise identified to the satisfaction, of the organizational documents of ACC and ACAC, the form of Pooling and Servicing Agreement filed as an exhibit to the Registration Statement, the forms of Certificates included in such form of Pooling and Servicing Agreement, the prospectus (the “Prospectus”) and the forms of prospectus supplements filed as exhibits to the Registration Statement, and such other records, documents and statutes as we have deemed necessary for the purpose of rendering this opinion.

In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us as certified or reproduced copies. We have also assumed for purposes of the opinion given in paragraph 2 below, that the Pooling and Servicing Agreement has been duly and validly authorized, executed and delivered by all parties thereto. As to various matters material to such opinions, we have relied upon the representations and warranties in the form of Pooling and Servicing Agreement and statements and certificates of officers and representatives of ACC and ACAC and others.

Based upon the foregoing, we are of the opinion that:

1.

When a Pooling and Servicing Agreement for a Series of Certificates has been duly and validly authorized by all necessary action on the part of the related Transferor and has been duly and validly executed and delivered by such Transferor, the Servicer, the Trustee and any other party thereto for such Series, such Pooling and Servicing Agreement will constitute a legal, valid and binding agreement of such Transferor, enforceable against such Transferor, in accordance with its terms, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors’ rights generally or (b) general principles of equity or public policy, regardless of whether such enforceability is considered in a proceeding in equity or at law.

2.

When a Series of Certificates has been duly and validly authorized by all necessary action on the part of the related Transferor, duly and validly executed and authenticated by the Trustee for such Series in accordance with the terms of the related Pooling and Servicing Agreement, and issued and delivered against payment therefor as contemplated in the Registration Statement, the Certificates of such Series will be legally and validly issued, and the holders thereof will be entitled to the benefits of the related Pooling and Servicing Agreement, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors’ rights generally or (b) general principles of equity or public policy, regardless of whether such enforceability is considered in a proceeding in equity or at law.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

We hereby consent to the filing of this letter as Exhibit 5.1 to the Registration Statement and to the reference to this firm under the heading “Legal Matters” in the Prospectus, without implying or admitting that we are “experts” within the meaning of the 1933 Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this Exhibit 5.1.

Sincerely,

MCKEE NELSON LLP

/s/ MCKEE NELSON LLP

EXHIBIT 5.2

MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK  10036
PHONE 917-777-4200
FAX 917-777-4299

December 6, 2002

Aames Capital Corporation
Aames Capital Acceptance Corp.
350 South Grand Avenue
Los Angeles, California  90071

Re:

Aames Capital Corporation and Aames Capital Acceptance Corp.
Registration Statement on Form S-3 (File No. 333-54184)

Ladies and Gentlemen:

We have acted as counsel to Aames Capital Corporation, a California corporation (“ACC”), and Aames Capital Acceptance Corp., a Delaware corporation (“ACAC”), in connection with the authorization and proposed issuance from time to time after the date hereof in one or more series (each, a “Series”) of up to $2,003,994,800 aggregate principal amount of asset-backed bonds (the “Bonds”), of which, $1,118,994,800 remains available as of the date hereof, to be offered pursuant to a registration statement on Form S-3 (File No. 333-54164) (such Registration Statement, the “Registration Statement”) relating to the Bonds. The Registration Statement has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder. As set forth in the Registration Statement, each series of Bonds will be issued under and pursuant to the conditions of an indenture (an “Indenture”) between ACC or ACAC, as applicable, as transferor (the “Transferor” for such Series), or a trust, partnership, limited liability company or corporation formed by ACC or ACAC solely for the purpose of issuing the related Series of Bonds (the Transferor or any such entity, as applicable, the “Bond Issuer”) and a trustee to be identified in the prospectus supplement for such Series of Bonds (the “Trustee” for such Series).

We have examined originals or copies, certified or otherwise identified to our satisfaction, of the organizational documents of ACC and ACAC, the form Indenture filed as an exhibit to the Registration Statement, the form Bonds included in such form of Indenture, the prospectus (the “Prospectus”) and the forms of prospectus supplements filed as exhibits to the Registration Statement, and such other records, documents and statutes as we have deemed necessary for the purpose of rendering this opinion.

In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to be as certified or reproduced copies. We have also assumed for purposes of the opinion given in paragraph 2 below, that the Indenture has been duly and validly authorized, executed and delivered by all parties thereto. As to various matters material to such opinions, we have relied upon the representations and warranties in the form of Indenture and statements and certificates of officers and representatives of ACC and ACAC and others.

Based upon the foregoing, we are of the opinion that:

1.

When an Indenture for a Series of Bonds has been duly and validly authorized by all necessary action on the part of the related Bond issuer and has been duly and validly executed and delivered by the related Bond Issuer and the Trustee and any other party thereto for such Series, such Indenture will constitute a legal, valid and binding agreement of the related Bond Issuer, enforceable against the related Bond issuer, in accordance with its terms, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors, rights generally or (b) general principles of equity or public policy, regardless of whether such enforceability is considered in a proceeding in equity or at law.

2.

When a Series of Bonds has been duly authorized by all necessary action on the part of the related Bond Issuer, duly executed and authenticated by the Trustee for such Series in accordance with the terms of the related Indenture, and issued and delivered against payment therefor as contemplated in the Registration Statement, the Bonds of such series will be valid and binding non-recourse obligations of the related Bond issuer, enforceable against the related Bond Issuer, in accordance with their terms, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors’ rights generally or (b) general principles of equity or public policy, regardless of whether such enforceability is considered in a proceeding in equity or at law.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

We hereby consent to the filing of this letter as Exhibit 5.2 to the Registration Statement and to the reference to this firm under the heading “Legal Matters” in the Prospectus, without implying or admitting that we are “experts” within the meaning of the 1933 Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this Exhibit 5.2.

Sincerely,

MCKEE NELSON LLP

/s/ MCKEE NELSON LLP

EXHIBIT 8.1

MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK  10036
PHONE 917-777-4200
FAX 917-777-4299

December 6, 2002

Aames Capital Corporation
Aames Capital Acceptance Corp.
350 South Grand Avenue
Los Angeles, California  90071

Re:

Aames Capital Corporation and Aames Capital Acceptance Corp.
Registration Statement on Form S-3 (File No. 333-54184)

Ladies and Gentlemen:

We have acted as counsel to Aames Capital Corporation, a California corporation (“ACC”), and Aames Capital Acceptance Corp., a Delaware corporation (“ACAC”), and together with ACC, the “Transferors”), in connection with the authorization and proposed issuance from time to time after the date hereof in one or more series (each, a “Series”) of up to $2,003,994,800 aggregate principal amount of asset-backed certificates (the “Certificates”) and asset-backed bonds (the “Bonds” and, together with the Certificates, the “Securities”), of which, $1,118,994,800 remains available as of the date hereof, to be offered pursuant to a registration statement on Form S-3 (File No. 333-54184) (such registration statement, the “Registration Statement”) relating to the Securities. The Registration Statement has been filed with the Securities and Exchange Commission (the “Commission”) under the securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder. As set forth in the Registration Statement, each Series of Certificates will be issued under and pursuant to the conditions of a separate pooling and servicing agreement (each, a “Pooling and Servicing Agreement”) among one of the Transferors, as transferor, Aames Capital Corporation or such other entity identified in the applicable prospectus supplement, as servicer (in such capacity, the “Servicer”), and a trustee to be identified in the prospectus supplement for such Series of Certificates (the “Trustee” for such Series of Certificates); each series of Bonds will be issued under and pursuant to the conditions of an indenture (each, an “Indenture”) between ACAC or a trust, partnership, limited liability company or corporation formed by ACAC solely for the purpose of issuing the related Series of Bonds (ACAC or any such entity, as applicable, the “Bond Issuer”) and a trustee to be identified in the prospectus supplement for such Series of Bonds (the “Trustee” for such Series of Bonds).

We have examined the prospectus contained in the Registration Statement (the “Prospectus”) and such other documents, records and instruments we have deemed necessary for the purpose of rendering this opinion.

In arriving at the opinion expressed below, we have assumed that each Pooling and Servicing Agreement and each Indenture will be duly authorized by all necessary corporate action on the part of the related transferor or Bond Issuer, as applicable, the related Trustee, the Servicer, as applicable, and any other party thereto for the related Series of Certificates or Bonds and will be duly executed and delivered by the related Transferor or Bond Issuer, as applicable, the related Trustee, the Servicer, as applicable, and any other party thereto substantially in the form filed as an exhibit to the Registration Statement, that the Certificates or the Bonds of each Series will be duly executed and delivered substantially in the forms contemplated by the Pooling and Servicing Agreement or the Indenture, as applicable, and that the Certificates or the Bonds will be sold in the manner described in the Registration Statement.

Based upon such examination and the qualifications set forth herein and in reliance thereon, we are of the opinion that the description of federal income tax consequences appearing under the captions “Certain Federal Income Tax Consequences” in the Prospectus accurately describes the material federal income tax consequences to holders of the Securities.

The opinion herein is based upon our interpretations of current law, including court authority and existing final and temporary treasury regulations, which are subject to change both prospectively and retroactively, and upon the facts and assumptions discussed herein. This opinion letter is limited to the matters set forth herein, and no opinions are intended to be implied or may be inferred beyond those expressly stated herein. Our opinion is rendered as of the date hereof and we assume no obligation to update or supplement this opinion or any matter related to this opinion to reflect any change of fact, circumstances or law after the date hereof. In addition, our opinion is based on the assumption that the matter, if litigated, will be properly presented to the applicable court. Furthermore, our opinion is not binding on the Internal Revenue service or a court. our opinion represents merely our best legal judgment on the matters presented; others may disagree with our conclusion. There can be no assurance that the Internal Revenue Service will not take a contrary position or that a court would agree with our opinion if litigated. In the event any one of the statements, representations or assumptions we have relied upon to issue this opinion is incorrect, our opinion might be adversely affected and may not be relied upon.

We hereby consent to the filing of this letter as Exhibit 8.1 to the Registration Statement and to the reference to this firm under the captions “Certain Federal Income Tax Consequences” in the Prospectus, without implying or submitting that we are “experts” within the meaning of the 1933 Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this Exhibit 8.1.

Sincerely,

MCKEE NELSON LLP

/s/ MCKEE NELSON LLP